Exhibit 23(a)








                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
GST Telecommunications, Inc.:


We consent to the use of our report, dated November 26, 1997, incorporated by reference in the Registration Statement on Form S-3, dated January 27, 1998, of GST Telecommunications, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus.


                                             /s/ KPMG Peat Marwick LLP
                                             ------------------------------
                                                 KPMG Peat Marwick LLP




Portland, Oregon
January 27, 1998